   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 27, 1996

                                                      REGISTRATION NO. 33-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                               (AMENDMENT NO. 1)

                            ------------------------

                              GENERAL MILLS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                             2043                            41-0274440
(STATE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL             (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)      CLASSIFICATION CODE NUMBER)            IDENTIFICATION NO.)

                       NUMBER ONE GENERAL MILLS BOULEVARD
                             (MAIL: P.O. BOX 1113)
                   MINNEAPOLIS, MINNESOTA 55426 (MAIL: 55440)
                                 (612) 540-2311
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                             SIRI S. MARSHALL, ESQ.
                   SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                              GENERAL MILLS, INC.
                       NUMBER ONE GENERAL MILLS BOULEVARD
                          MINNEAPOLIS, MINNESOTA 55426
                                 (612) 540-2311
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                            ------------------------

                                 WITH COPIES TO

            STEVEN A. ROSENBLUM, ESQ.                            WILLIAM F. SEABAUGH, ESQ.
          WACHTELL, LIPTON, ROSEN & KATZ                               BRYAN CAVE LLP
               51 WEST 52ND STREET                                ONE METROPOLITAN SQUARE
             NEW YORK, NY 10019-6150                                 211 NORTH BROADWAY
                  (212) 403-1000                                 ST. LOUIS, MISSOURI 63102
                                                                       (314) 259-2000

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of the Registration Statement.

    If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]
                            ------------------------




    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section 145 of the General Corporation Law of the State of Delaware (the "DGCL") sets forth conditions and limitations governing the indemnification of officers, directors, and other persons.

     The Registrant's By-laws provide as follows:

     (a) The Registrant shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such conduct was unlawful.

     (b) The Registrant shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Registrant to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Registrant and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Registrant unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

     (c) To the extent that a director, officer, employee or agent of the Registrant has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b), or in defense of any claim, issue or matter therein, the person shall be indemnified or reimbursed against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

     (d) Any indemnification under sub-sections (a) and (b) (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of this section. Such determination shall be made (1) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

     (e) Expenses (including attorneys' fees) incurred by an officer or director in defending a civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Registrant in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Registrant as authorized in this section. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

     (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

     (g) The Registrant shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against any such person and incurred by any such person in any such capacity, or arising out of his or her status as such, whether or not the Registrant would have the power to indemnify such person against such liability under the provisions of this section.

     (h) For purposes of these provisions, references to the Registrant shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as the person would have with respect to such constituent corporation if its separate existence had continued.

     (i) For purposes of these provisions, references to other enterprises shall include employee benefit plans; references to fines shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to serving at the request of the Registrant shall include any service as a director, officer, employee or agent of the Registrant which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner not opposed to the best interests of the Registrant as referred to in these provisions.

     (j) The indemnification and advancement of expenses provided by, or granted pursuant to, these provisions shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     The Registrant's Restated Certificate of Incorporation provides that a director shall not be personally liable to the Registrant or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director; provided, however, that a director shall be liable to the extent provided by applicable law (i) for breach of the director's duty of loyalty to the Registrant or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL (such section relates generally to the liability of directors for authorizing the unlawful payment of dividends or the unlawful purchase or redemption of a corporation's stock), or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of these provisions shall apply to or have any effect on the liability or alleged liability of any director of the Registrant for or with respect to any acts or omissions of such director occurring prior to such amendment.

     The Registrant has insurance to indemnify its directors and officers, within the limits of the Registrant's insurance policies, for those liabilities in respect of which such indemnification insurance is permitted under the laws of the State of Delaware.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (a) Exhibits.

 2.1     Agreement and Plan of Merger, dated as of August 13, 1996 and amended as of October
         25, 1996, by and among Ralcorp Holdings, Inc. ("Ralcorp"), the Registrant and General
         Mills Missouri, Inc. ("General Mills Missouri"), included as Annex A in the Proxy
         Statement/Prospectus included as part of this Registration Statement. The Registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the
         Commission upon request.
 2.2     Form of Reorganization Agreement by and among Ralcorp, New Ralcorp Holdings, Inc.
         ("New Ralcorp"), Ralston Foods, Inc. ("Foods"), Chex Inc. ("Branded Subsidiary") and
         the Registrant, included as Annex B in the Proxy Statement/Prospectus included as part of this Registration Statement. The Registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon request.
 2.3     Form of Tax Sharing Agreement between Ralcorp and New Ralcorp. The Registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon request.
 2.4     Form of Transition Services -- Supply Agreement between Ralcorp and New Ralcorp. The
         Registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon request.
 2.5     Form of Technology Agreement by and among Ralcorp, New Ralcorp and the Branded
         Subsidiary. The Registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon request.
 2.6     Form of Trademark Agreement by and among Ralcorp, New Ralcorp and the Branded
         Subsidiary. The Registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon request.
 3.1     Copy of Registrant's Restated Certificate of Incorporation, as amended to date
         (incorporated herein by reference to Exhibit 3.1 to Registrant's Annual Report on
         Form 10-K for the fiscal year ended May 28, 1995).
 3.2     Copy of Registrant's By-Laws, as amended to date (incorporated herein by reference to
         Exhibit 3 to Registrant's Report on Form 8-K dated December 11, 1995).
 4.1     Copy of Indenture between Registrant and Continental Illinois National Bank and Trust
         Company of Chicago, as amended to date by Supplemental Indentures Nos. 1 through 8
         (incorporated herein by reference to Exhibit 4 to Registrant's Annual Report on Form
         10-K for the fiscal year ended May 31, 1992 and to Exhibit 4(b) to Registrant's
         Current Report on Form 8-K filed January 8, 1993).
 4.2     Copy of Rights Agreement dated as of December 11, 1995 between Registrant and Norwest
         Bank Minnesota, N.A. (incorporated herein by reference to Exhibit 1 to Registrant's
         Report on Form 8-K dated December 11, 1995).
 4.3     Copy of Indenture between Registrant and First Trust of Illinois, National
         Association dated February 1, 1996 (incorporated herein by reference to Exhibit 4.1 to Registrant's Registration Statement on Form S-3 effective February 23, 1996).
 5.1     Opinion of Wachtell, Lipton, Rosen & Katz as to the legality of the shares being issued.
 8.1     Opinion of Wachtell, Lipton, Rosen & Katz as to certain tax matters.
 8.2     Opinion of Bryan Cave LLP as to certain tax matters.
10.1     Copy of Stock Option and Long-Term Incentive Plan of 1988, as amended to date
         (incorporated herein by reference to Exhibit 10.1 to Registrant's Annual Report on
         Form 10-K for the fiscal year ended May 29, 1994).

10.2     Copy of Stock Option and Long-Term Incentive Plan of 1984, as amended to date
         (incorporated herein by reference to Exhibit 10.2 to Registrant's Annual Report on
         Form 10-K for the fiscal year ended May 29, 1994).
10.3     Distribution Agreement with Darden Restaurants, Inc. dated May 12, 1995 (incorporated herein by reference to Exhibit 2 to Registrant's Report on Form 8-K dated May 28,
         1995).
10.4     Copy of Executive Incentive Plan, as amended to date (incorporated herein by reference to Appendix B to Registrant's Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934, dated August 22, 1996).
10.5     Copy of Management Continuity Agreement (incorporated herein by reference to Exhibit
         4 to Registrant's Report on Form 8-K dated December 11, 1995).
10.6     Copy of Supplemental Retirement Plan, as amended to date (incorporated herein by reference to Exhibit 10.6 to Registrant's Annual Report on Form 10-K for the fiscal year ended May 29, 1994).
10.7     Copy of Executive Survivor Income Plan, as amended to date (incorporated herein by reference to Exhibit 10.7 to Registrant's Annual Report on Form 10-K for the fiscal year ended May 26, 1996).
10.8     Copy of Executive Health Plan, as amended to date (incorporated herein by reference to Exhibit 10.8 to Registrant's Annual Report on Form 10-K for the fiscal year ended
         May 26, 1996).
10.9     Copy of Supplemental Savings Plan, as amended to date (incorporated herein by reference to Exhibit 10.9 to Registrant's Annual Report on Form 10-K for the fiscal year ended May 29, 1994).
10.10    Copy of 1996 Compensation Plan for Non-Employee Directors (incorporated herein by reference to Appendix C to Registrant's Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934, dated August 22, 1996).
10.11    Copy of General Mills, Inc. 1995 Salary Replacement Stock Option Plan (incorporated herein by reference to Exhibit 10.11 to Registrant's Annual Report on Form 10-K for
         the fiscal year ended May 26, 1996).
10.12    Copy of Deferred Compensation Plan, as amended to date (incorporated herein by reference to Exhibit 10.12 to Registrant's Annual Report on Form 10-K for the fiscal year ended May 28, 1995).
10.13    Copy of Supplemental Benefits Trust Agreement dated February 9, 1987, as amended and restated as of September 26, 1988 (incorporated herein by reference to Exhibit 10.13 to Registrant's Annual Report on Form 10-K for the fiscal year ended May 29, 1994).
10.14    Copy of Supplemental Benefits Trust Agreement dated September 26, 1988 (incorporated herein by reference to Exhibit 10.14 to Registrant's Annual Report on Form 10-K for
         the fiscal year ended May 29, 1994).
10.15    Copy of Agreements dated November 29, 1989 by and between General Mills, Inc. and
         Nestle, S.A. (incorporated herein by reference to Exhibit 10.15 to Registrant's
         Annual Report on Form 10-K for the fiscal year ended May 28, 1995).
10.16    Copy of Protocol and Addendum No. 1 to Protocol of Cereal Partners Worldwide
         (incorporated herein by reference to Exhibit 10.16 to Registrant's Annual Report on
         Form 10-K for the fiscal year ended May 26, 1996).
10.17    Copy of 1990 Salary Replacement Stock Option Plan, as amended to date (incorporated herein by reference to Exhibit 10.18 to Registrant's Annual Report on Form 10-K for
         the fiscal year ended May 29, 1994).
10.18    Copy of Addendum No. 2 dated March 16, 1993 to Protocol of Cereal Partners Worldwide
         (incorporated herein by reference to Exhibit 10.19 to Registrant's Annual Report on
         Form 10-K for the fiscal year ended May 30, 1993).

10.19    Copy of Agreement dated July 31, 1992 by and between General Mills, Inc. and PepsiCo,
         Inc. (incorporated herein by reference to Exhibit 10.20 to Registrant's Annual Report on Form 10-K for the fiscal year ended May 30, 1993).
10.20    Copy of Stock Option and Long-Term Incentive Plan of 1993, as amended to date
         (incorporated herein by reference to Exhibit 10.21 to Registrant's Annual Report on
         Form 10-K for the fiscal year ended May 29, 1994).
10.21    Copy of Standstill Agreement with CPC International, Inc. dated October 17, 1994
         (incorporated herein by reference to Exhibit 10(a) to Registrant's Quarterly Report on Form 10-Q for the period ended February 26, 1995).
10.22    Copy of Addendum No. 3 effective as of March 15, 1993 to Protocol of Cereal Partners
         Worldwide (incorporated herein by reference to Exhibit 10(b) to Registrant's
         Quarterly Report on Form 10-Q for the period ended February 26, 1995).
11       Statement of Computation of Earnings per Share (incorporated herein by reference to
         Exhibit 11 of Registrant's Quarterly Report on Form 10-Q for the quarterly period ended August 25, 1996).
12       Statement of Ratio of Earnings to Fixed Charges (incorporated herein by reference to
         Exhibit 12 of Registrant's Quarterly Report on Form 10-Q for the quarterly period ended August 25, 1996).
21       List of Subsidiaries of General Mills, Inc. (incorporated herein by reference to
         Exhibit 21 to Registrant's Annual Report on Form 10-K for the fiscal year ended May
         26, 1996).
23.1     Consent of KPMG Peat Marwick LLP.
23.2     Consent of Price Waterhouse LLP.
23.3     Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1).
23.4     Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 8.1).
23.5     Consent of Bryan Cave LLP (included in Exhibit 8.2).
23.6     Consent of Price Waterhouse LLP.
24.1     Power of Attorney.
24.2     Power of Attorney.
24.3     Power of Attorney.
24.4     Power of Attorney.
24.5     Power of Attorney.
24.6     Power of Attorney.
24.7     Power of Attorney.
24.8     Power of Attorney.
24.9     Power of Attorney.
24.10    Power of Attorney.
24.11    Power of Attorney.
24.12    Power of Attorney.
27       Financial Data Schedule (incorporated herein by reference to Exhibit 27 to
         Registrant's Annual Report on Form 10-K for the fiscal year ended May 26, 1996).


     (b) Financial Statement Schedules.

     Schedule II -- Valuation and Qualifying Accounts (incorporated by reference from the Registrant's Annual Report on Form 10-K for the fiscal year ended May 26, 1996).

     (c) Report, Opinion or Appraisal.

     Opinion of Lehman Brothers, Inc. (included as Appendix C in the Proxy Statement/Prospectus included as part of this Registration Statement).

ITEM 22. UNDERTAKINGS

     (a) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described under Item 20, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) The undersigned Registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this Registration Statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (d) The Registrant undertakes that every prospectus: (i) that is filed pursuant to paragraph (c) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of of an amendment to the Registration Statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offering therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (e) The undersigned Registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to
Item 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the Registration Statement through the date of responding to the request.

     (f) The undersigned Registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the Registration Statement when it became effective.

     (g) The undersigned Registrant hereby undertakes:

          1. To file during any period in which offers and sales are being made, a post-effective amendment to this Registration Statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

          2. That for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (h) The undersigned Registrant hereby undertakes to supply by means of a post-effective amendment to the Registration Statement any opinion of tax counsel with respect to the tax consequences of the transactions contemplated by the Registration Statement that is delivered to the Registrant at or prior to the closing of such transactions.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on December 27, 1996.

                                          GENERAL MILLS, INC.

                                          By: /s/ SIRI S. MARSHALL

                                            ------------------------------------
                                            Siri S. Marshall
                                            Senior Vice President, General
                                            Counsel and Secretary

          SIGNATURE                          TITLE
------------------------------   -----------------------------
                                 Chairman of the Board and
------------------------------     Chief Executive Officer
      Stephen W. Sanger
                                 Director
------------------------------
     Richard M. Bressler
                                 Director
------------------------------
      Livio D. DeSimone
                                 Director
------------------------------
       William T. Esrey
                                 Director, President
------------------------------
     Charles W. Gaillard
                                 Director
------------------------------
     Judith Richards Hope                                              /s/ SIRI S. MARSHALL
                                 Director                         ------------------------------
------------------------------                                           Siri S. Marshall
       Kenneth A. Macke                                                  Attorney-in-fact
                                 Director                               December 27, 1996
------------------------------
       Michael D. Rose
                                 Director
------------------------------
      A. Michael Spence
                                 Director
------------------------------
      Dorothy A. Terrell
                                 Director, Vice Chairman
------------------------------     (Principal Financial
      Raymond G. Viault            Officer)
                                 Director
------------------------------
       C. Angus Wurtele
     /s/ KENNETH L. THOME        Senior Vice President,                December 27, 1996
------------------------------     Financial Operations
       Kenneth L. Thome            (Principal Accounting
                                   Officer)

                                 EXHIBIT INDEX

     Exhibits required by S-K item 601:

EXHIBIT
NUMBER                                    EXHIBIT DESCRIPTION
------    ------------------------------------------------------------------------------------
  2.1     Agreement and Plan of Merger, dated as of August 13, 1996 and amended as of October
          25, 1996, by and among Ralcorp Holdings, Inc. ("Ralcorp"), the Registrant and
          General Mills Missouri, Inc. ("General Mills Missouri"), included as Annex A in the
          Proxy Statement/ Prospectus included as part of this Registration Statement. The
          Registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon request.
  2.2     Form of Reorganization Agreement by and among Ralcorp, New Ralcorp Holdings, Inc.
          ("New Ralcorp"), Ralston Foods, Inc. ("Foods"), Chex Inc. ("Branded Subsidiary") and
          the Registrant, included as Annex B in the Proxy Statement/Prospectus included as part of this Registration Statement. The Registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon request.
  2.3     Form of Tax Sharing Agreement between Ralcorp and New Ralcorp. The Registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the
          Commission upon request.
  2.4     Form of Transition Services -- Supply Agreement between Ralcorp and New Ralcorp. The
          Registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon request.
  2.5     Form of Technology Agreement by and among Ralcorp, New Ralcorp and the Branded
          Subsidiary. The Registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon request.
  2.6     Form of Trademark Agreement by and among Ralcorp, New Ralcorp and the Branded
          Subsidiary. The Registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon request.
  3.1     Copy of Registrant's Restated Certificate of Incorporation, as amended to date
          (incorporated herein by reference to Exhibit 3.1 to Registrant's Annual Report on
          Form 10-K for the fiscal year ended May 28, 1995).
  3.2     Copy of Registrant's By-Laws, as amended to date (incorporated herein by reference to Exhibit 3 to Registrant's Report on Form 8-K dated December 11, 1995).
  4.1     Copy of Indenture between Registrant and Continental Illinois National Bank and
          Trust Company of Chicago, as amended to date by Supplemental Indentures Nos. 1 through 8 (incorporated herein by reference to Exhibit 4 to Registrant's Annual
          Report on Form 10-K for the fiscal year ended May 31, 1992 and to Exhibit 4(b) to
          Registrant's Current Report on Form 8-K filed January 8, 1993).
  4.2     Copy of Rights Agreement dated as of December 11, 1995 between Registrant and
          Norwest Bank Minnesota, N.A. (incorporated herein by reference to Exhibit 1 to
          Registrant's Report on Form 8-K dated December 11, 1995).
  4.3     Copy of Indenture between Registrant and First Trust of Illinois, National
          Association dated February 1, 1996 (incorporated herein by reference to Exhibit 4.1 to Registrant's Registration Statement on Form S-3 effective February 23, 1996).
  5.1     Opinion of Wachtell, Lipton, Rosen & Katz as to the legality of the shares being issued.
  8.1     Opinion of Wachtell, Lipton, Rosen & Katz as to certain tax matters.
  8.2     Opinion of Bryan Cave LLP as to certain tax matters.
 10.1     Copy of Stock Option and Long-Term Incentive Plan of 1988, as amended to date
          (incorporated herein by reference to Exhibit 10.1 to Registrant's Annual Report on
          Form 10-K for the fiscal year ended May 29, 1994).

EXHIBIT
NUMBER                                    EXHIBIT DESCRIPTION
------    ------------------------------------------------------------------------------------
 10.2     Copy of Stock Option and Long-Term Incentive Plan of 1984, as amended to date
          (incorporated herein by reference to Exhibit 10.2 to Registrant's Annual Report on
          Form 10-K for the fiscal year ended May 29, 1994).
 10.3     Distribution Agreement with Darden Restaurants, Inc. dated May 12, 1995
          (incorporated herein by reference to Exhibit 2 to Registrant's Report on Form 8-K dated May 28, 1995).
 10.4     Copy of Executive Incentive Plan, as amended to date (incorporated herein by reference to Appendix B to Registrant's Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934, dated August 22, 1996).
 10.5     Copy of Management Continuity Agreement (incorporated herein by reference to Exhibit
          4 to Registrant's Report on Form 8-K dated December 11, 1995).
 10.6     Copy of Supplemental Retirement Plan, as amended to date (incorporated herein by reference to Exhibit 10.6 to Registrant's Annual Report on Form 10-K for the fiscal year ended May 29, 1994).
 10.7     Copy of Executive Survivor Income Plan, as amended to date (incorporated herein by reference to Exhibit 10.7 to Registrant's Annual Report on Form 10-K for the fiscal year ended May 26, 1996).
 10.8     Copy of Executive Health Plan, as amended to date (incorporated herein by reference to Exhibit 10.8 to Registrant's Annual Report on Form 10-K for the fiscal year ended
          May 26, 1996).
 10.9     Copy of Supplemental Savings Plan, as amended to date (incorporated herein by reference to Exhibit 10.9 to Registrant's Annual Report on Form 10-K for the fiscal year ended May 29, 1994).
 10.10    Copy of 1996 Compensation Plan for Non-Employee Directors (incorporated herein by reference to Appendix C to Registrant's Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934, dated August 22, 1996).
 10.11    Copy of General Mills, Inc. 1995 Salary Replacement Stock Option Plan (incorporated herein by reference to Exhibit 10.11 to Registrant's Annual Report on Form 10-K for
          the fiscal year ended May 26, 1996).
 10.12    Copy of Deferred Compensation Plan, as amended to date (incorporated herein by reference to Exhibit 10.12 to Registrant's Annual Report on Form 10-K for the fiscal year ended May 28, 1995).
 10.13    Copy of Supplemental Benefits Trust Agreement dated February 9, 1987, as amended and restated as of September 26, 1988 (incorporated herein by reference to Exhibit 10.13 to Registrant's Annual Report on Form 10-K for the fiscal year ended May 29, 1994).
 10.14    Copy of Supplemental Benefits Trust Agreement dated September 26, 1988 (incorporated herein by reference to Exhibit 10.14 to Registrant's Annual Report on Form 10-K for
          the fiscal year ended May 29, 1994).
 10.15    Copy of Agreements dated November 29, 1989 by and between General Mills, Inc. and
          Nestle, S.A. (incorporated herein by reference to Exhibit 10.15 to Registrant's
          Annual Report on Form 10-K for the fiscal year ended May 28, 1995).
 10.16    Copy of Protocol and Addendum No. 1 to Protocol of Cereal Partners Worldwide
          (incorporated herein by reference to Exhibit 10.16 to Registrant's Annual Report on
          Form 10-K for the fiscal year ended May 26, 1996).
 10.17    Copy of 1990 Salary Replacement Stock Option Plan, as amended to date (incorporated herein by reference to Exhibit 10.18 to Registrant's Annual Report on Form 10-K for
          the fiscal year ended May 29, 1994).

EXHIBIT
NUMBER                                    EXHIBIT DESCRIPTION
------    ------------------------------------------------------------------------------------
 10.18    Copy of Addendum No. 2 dated March 16, 1993 to Protocol of Cereal Partners Worldwide
          (incorporated herein by reference to Exhibit 10.19 to Registrant's Annual Report on
          Form 10-K for the fiscal year ended May 30, 1993).
 10.19    Copy of Agreement dated July 31, 1992 by and between General Mills, Inc. and
          PepsiCo, Inc. (incorporated herein by reference to Exhibit 10.20 to Registrant's
          Annual Report on Form 10-K for the fiscal year ended May 30, 1993).
 10.20    Copy of Stock Option and Long-Term Incentive Plan of 1993, as amended to date
          (incorporated herein by reference to Exhibit 10.21 to Registrant's Annual Report on
          Form 10-K for the fiscal year ended May 29, 1994).
 10.21    Copy of Standstill Agreement with CPC International, Inc. dated October 17, 1994
          (incorporated herein by reference to Exhibit 10(a) to Registrant's Quarterly Report on Form 10-Q for the period ended February 26, 1995).
 10.22    Copy of Addendum No. 3 effective as of March 15, 1993 to Protocol of Cereal Partners
          Worldwide (incorporated herein by reference to Exhibit 10(b) to Registrant's
          Quarterly Report on Form 10-Q for the period ended February 26, 1995).
 11       Statement of Computation of Earnings per Share (incorporated herein by reference to
          Exhibit 11 of Registrant's Quarterly Report on Form 10-Q for the quarterly period ended August 25, 1996).
 12       Statement of Ratio of Earnings to Fixed Charges (incorporated herein by reference to
          Exhibit 12 of Registrant's Quarterly Report on Form 10-Q for the quarterly period ended August 25, 1996).
 21       List of Subsidiaries of General Mills, Inc. (incorporated herein by reference to
          Exhibit 21 to Registrant's Annual Report on Form 10-K for the fiscal year ended May
          26, 1996).
 23.1     Consent of KPMG Peat Marwick LLP.
 23.2     Consent of Price Waterhouse LLP.
 23.3     Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1).
 23.4     Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 8.1).
 23.5     Consent of Bryan Cave LLP (included in Exhibit 8.2).
 23.6     Consent of Price Waterhouse LLP.
 24.1     Power of Attorney.
 24.2     Power of Attorney.
 24.3     Power of Attorney.
 24.4     Power of Attorney.
 24.5     Power of Attorney.
 24.6     Power of Attorney.
 24.7     Power of Attorney.
 24.8     Power of Attorney.
 24.9     Power of Attorney.
 24.10    Power of Attorney.
 24.11    Power of Attorney.
 24.12    Power of Attorney.
 27       Financial Data Schedule (incorporated herein by reference to Exhibit 27 to
          Registrant's Annual Report on Form 10-K for the fiscal year ended May 26, 1996).